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                                                             Exhibit No. 10(iii)

                           2001 NON-EMPLOYEE DIRECTOR
                              STOCK OPTION PLAN OF
                             FANZ ENTERPRISES, INC.


         1. PURPOSE OF THE PLAN. This 2001 Non-Employee Director Stock Option Plan of FanZ Enterprises, Inc. adopted on this 15th day of May, 2001, is intended to encourage directors of the Company who are not officers or key employees of the Company or any of its Subsidiaries to acquire or increase their ownership of common stock of the Company. The opportunity so provided is intended to foster in participants an incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future.

         2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

            2.1 "BOARD" means the Board of Directors of FanZ Enterprises, Inc.

            2.2 "CHANGE IN CONTROL" means a change in control of the Company as a result of the occurrence of any of the following events:

            (a) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Exempt Person (an "Acquiring Person") is or becomes the beneficial owner, directly or indirectly, of Shares of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding voting securities, other than either in connection with an issuance of Shares or series of related issuances of Shares approved by the Board (which Board must include at least a majority who were Continuing Directors and which transaction or series of related transactions must have been approved by a majority of the Continuing Directors) or as the result of the reduction in the number of issued and outstanding Shares pursuant to a transaction or series of related transactions approved by the Board;

            (b) there shall cease to be a majority of the Board comprised of Continuing Directors; or

            (c) (i) the Members of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets (other than to a more than fifty percent (50%) subsidiary or other controlled person of the Company).



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            2.3 "CODE" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

            2.4 "COMMITTEE" means the Compensation Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan.

            2.5 "COMPANY" means FanZ Enterprises, Inc.

            2.6 "CONTINUING DIRECTOR" means a director of the Company who is not an Acquiring Person or an affiliate or associate thereof or any of their representatives and who was either a director of the Company before any Person became an Acquiring Person or whose nomination or election to the Board was recommended or approved by a majority of the then Continuing Directors or by an Exempt Person.

            2.7 "DIRECTORS" means directors who serve on the Board and who are not officers or key employees of the Company or any of its Subsidiaries.

            2.8 "EFFECTIVE DATE" means the date of the closing of the Company's initial public offering of Shares pursuant to a registration statement under the Securities Act of 1933, as amended, which has been filed with, and declared effective by, the Securities and Exchange Committee.

            2.9 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

            2.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may be amended or replaced.

            2.11 "EXEMPT PERSON" means the Company, any Subsidiary thereof, any employee benefit plan of the Company or any Subsidiary thereof, any entity holding Shares for or pursuant to the terms of any such plan, and any stockholder as of the close of business on the date the Plan is adopted by the Board or any affiliate of any such stockholder.

            2.12 "FAIR MARKET VALUE" means with respect to the Shares, the fair market value determined in good faith by the Committee, in its discretion, which determination may, but need not, be based on (i) the advice of an independent financial advisor (which may be the Company's regular outside auditors) or (ii) the last known price per Share



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         paid by a purchaser in an arm's length transaction; provided, however, that if there shall be a public market for the Shares, Fair Market Value shall mean (i) the closing price of the Shares on the principal stock exchange on which Shares are then traded or admitted to trading, on the last business day prior to the date on which the value is to be determined, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, or (iii) if the Shares are not then listed or admitted to trading on any such exchange, the average of the last reported closing bid and asked prices on such day on the over-the-counter market. For purposes of (i) above, the National Association of Securities Dealers National Market System shall be deemed a principal stock exchange. If there shall be a public market for the Shares, and the foregoing references are unavailable or inapplicable, then the Fair Market Value shall be determined on the basis of the appropriate public market price indicator as determined by the Committee, in its sole discretion. Notwithstanding the foregoing, with respect to Options granted on, or as of, the date of the closing of the Company's initial public offering of Shares pursuant to a registration statement under the Securities Act of 1933, as amended, which has been filed with, and declared effective by, the Securities and Exchange Committee, Fair Market Value means the initial price at which Shares are sold in such offering.

            2.13 "OPTION" means the right to purchase the number of Shares specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee imposes.

            2.14 "OPTION AGREEMENT" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Director and which shall set forth the terms and conditions of an Option under the Plan.

            2.15 "PLAN" means the 2001 Non-Employee Director Stock Option Plan of FanZ Enterprises, Inc.

            2.16 "QUALIFIED PUBLIC OFFERING" means the sale in an initial public offering registered under the Securities Act of 1933, as amended (the "Securities Act"), of the Common Stock of the Company consummated pursuant to a registration statement declared effective under the Securities Act, the gross proceeds of which to the Company are at least Ten Million Dollars ($10,000,000).

            2.17 "REGULATION T" means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time.

            2.18 "RULE 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.


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            2.19 "SHARES" means shares of the common stock $.01 par value, of the Company or, if by reason of the adjustment provisions contained herein, any rights under an Option under the Plan pertain to any other security, such other security.

            2.20 "SUBSIDIARY" or "SUBSIDIARIES" means any corporation or corporations other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            2.21 "SUCCESSOR" means (i) the legal representative of the estate of a deceased Director, (ii) the person or persons who shall acquire the right to exercise or receive an Option by bequest or inheritance or by reason of the death of the Director or (iii) the beneficiary or beneficiaries designated by the Director for any Option granted to the Director which is outstanding at the time of his death.

            2.22 "TERM" means the period during which a particular Option may be exercised.

         3. STOCK SUBJECT TO THE PLAN. There will be reserved for use, upon the exercise of Options to be granted from time to time under the Plan, an aggregate number of shares equal to 1% of the issued and outstanding Shares upon completion of a Qualified Public Offering, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options.

         4. ADMINISTRATION OF THE PLAN. The Board shall be invested with the responsibility for the administration of the Plan; provided, however, that the Board may appoint a Committee provided, further, however, that at such time, if ever, that the Company becomes subject to the Exchange Act, the Board shall appoint a Committee, which shall consist of not less than two (2) outside directors as defined in Treasury Regulation Section 1.162-27 who shall also qualify as disinterested directors within the meaning of Rule 16b-3, which shall be invested with the responsibility for the administration of the Plan; provided further, however, that the failure to appoint a Committee satisfying the foregoing requirement shall not affect the validity of any Options granted under the Plan. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Options hereunder. The Board may, from time to time, appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed


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by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a Secretary who shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee.

         5. GRANT OF OPTIONS.

            5.1 EXISTING DIRECTORS. Each Director who is a Director on the Effective Date shall be granted an Option to purchase 100 Shares without further action by the Board or the Committee. On each two year anniversary of the Effective Date, each Director who (i) was a Director on the Effective Date and (ii) is still a Director on such anniversary date shall be granted an Option to purchase 100 Shares without further action by the Board or the Committee.

            5.2 FUTURE DIRECTORS. Each Director who joins the Board after the Effective Date shall be granted an Option on the first day (the "Initial Grant Date") of his initial term on the Board to purchase 100 Shares without further action by the Board or the Committee. On each two year anniversary of the Initial Grant Date of a Director who was not a Director on the Effective Date, if such Director is still a Director on such anniversary date, then such Director shall be granted an Option to purchase 100 Shares without further action of the Board or the Committee.

            5.3 LIMITATIONS. If the number of Shares available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining Shares available under the Plan; provided further, however, that if such proration results in fractional Shares, then such Option shall be rounded down to the nearest number of whole Shares.

         6. BASIC STOCK OPTION PROVISIONS.

            6.1 OPTION PRICE. The option price per share of any Option granted under the Plan shall be the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

            6.2 TERMS OF OPTIONS.

                (a) Options granted hereunder shall be exercisable for a Term of five (5) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.

                (b) Except as otherwise provided in the Plan, prior to its expiration or termination, any Option granted hereunder may be exercised within the following time limitations:


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                    (i) After one (1) year from the date of grant, it may be
                exercised as to not more than twenty-five percent (25%) of the Shares originally subject to the Option.

                    (ii) After two (2) years from the date of grant, it may be exercised as to not more than an aggregate of fifty percent (50%) of the Shares originally subject to the Option.

                    (iii) After three (3) years from the date of grant, it may be exercised as to not more than an aggregate of seventy-five percent (75%) of the Shares originally subject to the Option.

                    (iv) After four (4) years from the date of grant, it may be exercised as to any part or all of the Shares originally subject to the Option.

         6.3 TERMINATION OF DIRECTORSHIP. In the event a Director ceases to be a member of the Board (other than by reason of death or disability), then (a) an Option may be exercised by the Director (to the extent that the Director was entitled to do so at the termination of his or her directorship) at any time within three (3) months after he ceases to be a member of the Board, but not beyond the Term of the Option, (b) the portion of the Option that has not vested as of the date the Director ceases to be a member of the Board shall automatically terminate as of the date he ceases to be a member of the Board and
(c) the vested portion of the Option shall automatically terminate upon the expiration of the three (3) month period described above.

         6.4 DEATH OR DISABILITY OF DIRECTOR. If a Director dies or becomes disabled while he is a member of the Board, or within three (3) months after the date he ceases to be a member of the Board, then (a) an Option may be exercised (to the extent the Director shall have been entitled to do so at the time of his death or disability) in full, by his Successor, in the event of death, or by him or his personal representative, as the case may be, in the event of disability, at any time within one (1) year after his or her death or termination of directorship by reason of disability, but not beyond the Term of the Option, (b) the portion of the Option that has not vested as of the date of the Director's death or the termination of his directorship by reason of disability shall automatically terminate as of such date and (c) the vested portion of the Option shall automatically terminate upon the expiration of the one (1) year period described above.

         7. EXERCISE OF RIGHTS UNDER AWARDS.

            7.1 NOTICE OF EXERCISE. A Director entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other information the Committee may require. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment shall be made in cash or by certificates of Shares held for more than six (6) months, duly endorsed in blank, equal in value to the purchase price of the Shares to be purchased based on their Fair Market Value at the time of


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         exercise or a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices or requests provided for herein shall be delivered to the Company's President, or such other person as the Committee may designate. No fractional Shares shall be issued.

                  7.2 CASHLESS EXERCISE PROCEDURES. The Company, in its sole discretion, may establish procedures whereby a Director, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Director wishing to utilize the cashless exercise program.

         8. OTHER OPTION TERMS AND CONDITIONS. Each Option or each Option Agreement evidencing the grant of an Option shall contain such other terms and conditions not inconsistent herewith as shall be approved by the Committee.

         9. RIGHTS OF OPTION HOLDER. Subject to the provisions in Sections 14 and 17 of this Plan, the holder of an Option shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or receipt under his Option, except to the extent that the holder has exercised the Option for those Shares in accordance with the terms of the Option Agreement applicable to such Option and paid the full exercise price for the purchased Shares to the Company.

         10. NONTRANSFERABILITY OF OPTIONS. Unless otherwise determined by the Committee and set forth in an Option Agreement, an Option shall not be transferable, other than: (a) by will or the laws of descent and distribution or pursuant to any beneficiary designation in effect for said Option at the time of the holder's death, and an Option may be exercised, during the lifetime of the holder of the Option, only by the holder, or in the event of death, the holder's Successor, or in the event of disability, the holder's personal representative, or (b) pursuant to a qualified domestic relation order, as defined in the Code or ERISA or the rules thereunder.


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         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but need not, include payment to the holder of an Option, in cash or in shares, in an amount equal to the difference between the price at which such Option may be exercised and the then current fair market value of the Shares subject to such Option) as equitably determined by the Committee in order to prevent the diminution or enlargement of benefits thereunder. The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

         12. CHANGE IN CONTROL. Notwithstanding anything to the contrary herein or in any Option Agreement, in the case of a Change in Control of the Company, each Option granted under the Plan shall terminate upon the later of (i) the thirtieth (30th) day after the date the Option holder receives written notice from the Company of such Change in Control or (ii) the consummation of such Change in Control, and an Option holder shall have the right, conditioned upon the consummation of such Change in Control and subject to any other limitation on exercise of an Option in effect on the date of exercise, to exercise any Option in full, without regard to any vesting limitations, to the extent it shall not have been previously exercised.

         13. FORMS OF OPTIONS. An Option shall be granted hereunder on the date or dates specified in the Plan. Whenever the Plan provides for the receipt of an Option by a Director, the Company's President or such other person as the Committee shall appoint, shall forthwith send notice thereof to the Director, in such form as the Committee shall approve, stating the number of Shares subject to the Option, its Term, and the other terms and conditions thereof. The notice shall be accompanied by a written Option Agreement, in such form as may from time to time hereafter be approved by the Committee, which shall have been duly executed by or on behalf of the Company. Execution by the Director to whom such Option is granted of said Option Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise of any Option.

         14. TAXES.

             14.1 RIGHT TO WITHHOLD REQUIRED TAXES. The Company shall have the right to require a person entitled to receive Shares pursuant to the exercise of an Option under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold, if any, with respect to such Shares before the certificate for such Shares is delivered pursuant to the Option. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Director.


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             14.2 DIRECTOR ELECTION TO WITHHOLD SHARES. A Director may satisfy the withholding tax liability, if any, with respect to the exercise of an Option, by having the Company withhold Shares otherwise issuable upon exercise of the Option if such Director makes an election to do so which satisfies the requirements of Rule 16b-3.

         15. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date the Plan becomes effective, and an Option shall not be granted under the Plan after that date although the terms of any Option may be amended at any date prior to the end of its Term in accordance with the Plan. Any Option outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and this Plan.

         16. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Rule 16b-3 would be required. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Option theretofore granted under the Plan.

         17. DELIVERY OF SHARES ON EXERCISE. Delivery of certificates for Shares pursuant to an Option exercise may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require a Director to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Option or the delivery of any Shares pursuant thereto.

         18. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

         19. EFFECTIVENESS OF THE PLAN. The Plan shall become effective on the Effective Date.

         20. OTHER PROVISIONS. As used in the Plan, and in Option Agreements and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Option Agreements and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

         21. DELAWARE LAW TO GOVERN. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.



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